Income taxes (Details 1) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Deferred tax assets
Allowance for loans and advances	¥ 235,415	$ 34,240	¥ 128,885
Net operating loss carry forwards	46,550	6,770	41,875
Accruals for share-based compensation	29,637	4,311	10,180
Accruals for payroll and other costs	19,925	2,898	24,455
Less: valuation allowance	(1,731)	(252)	(46,829)
Balance at the end of the year	¥ 329,796	$ 47,967	¥ 158,566